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      [NEW ENGLAND FUNDS
       LOGO APPEARS HERE]

       New England Funds
   Where The Best Minds Meet


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Semiannual Report and Performance Update
--------------------------------------------------------------------------------

New England
Star Advisers Fund                    [ARTWORK APPEARS HERE]

-------------
June 30, 1995
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

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                                                                   July 20, 1995

Dear Shareholder:

     We have good news to present in this Semiannual Report for New England Star Advisers Fund, which includes your Portfolio Manager's commentary and complete financial information.

Market Overview

     Investors who stayed the course in 1995 were amply rewarded. Major U.S. stock market indices soared to record highs and the bond market staged a spectacular comeback from its 1994 lows. Fueling the rally was clear evidence that the economy had begun to slow down as a result of the interest rate hikes engineered by the Federal Reserve Board to keep inflation in check. Indeed, with declining housing starts and rising unemployment numbers reported in the first half of 1995, expectations grew that the Fed's next move would be downward, to prevent the slowing economy from slipping into recession.

     The bond market surged at the prospect of lower rates, and the stock market followed suit, with the Standard & Poor's 500/(R)/ Index gaining 20.14% during the first half of the year. The large, blue-chip companies led the way, in part because a weak U.S. dollar gave them a competitive advantage overseas and contributed to surprisingly healthy earnings reports. Finally, on July 6, just after this reporting period ended, the Fed lowered a key short-term rate by 0.25%, a relatively modest move, but a significant psychological change in direction.

Your Financial Adviser -- A Trusted Ally

     As a shareholder in New England Funds, you have a valuable ally you can turn to at all times -- your financial adviser. This experienced

                                                                       continued

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

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professional can help you design an asset allocation program suitable to your goals and risk tolerance. Most important, during times of market volatility or uncertainty, your adviser can help you avoid making costly mistakes, such as trying to "time" the market. Investors who go it alone can overreact to short-term market events, buying and selling on the basis of this week's headlines, or chasing the latest "hot" investment. Such behavior can derail an otherwise prudent investment program. But investors who work with a financial adviser receive guidance throughout the market's ups and downs. Your adviser will help you place short-term market swings in their proper perspective and keep you focused on your long-term investment program.

     Your adviser is just one of the experts whose talents we have tapped in our effort to bring the best minds in the business to the task of managing your money. These experts are a vital part of the investment process at New England Funds, and we encourage you to take advantage of their skills to the fullest.

     We invite you to read the accompanying management commentary and financial highlights. If you have any questions or comments, please contact your financial adviser or New England Funds directly at 800-225-5478. Once again, we appreciate your continued confidence and investment in New England Funds.

Sincerely,

           /s/ Peter S. Voss               /s/ Henry L.P. Schmelzer

           Peter S. Voss                   Henry L.P. Schmelzer
           Chairman                        President

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

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New England Star Advisers Fund
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INVESTMENT RESULTS THROUGH JUNE 30, 1995

Putting Performance into Perspective

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

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New England Star Advisers Fund
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
--------------------------------------------------------------------------------
                    Total Returns for Period Ended 6/30/95
--------------------------------------------------------------------------------
Class A (Inception 7/7/94)                 Year to Date          Since Inception
--------------------------------------------------------------------------------
Net Asset Value/1/                            15.17%                  22.52%
With Max. Sales Charge/2/                      8.54                   15.49
Standard & Poor's 500/4/                      20.14                   25.99
Lipper Growth Average/5/                      17.47                   21.17

--------------------------------------------------------------------------------
Class B (Inception 7/7/94)                 Year to Date          Since Inception
--------------------------------------------------------------------------------
Net Asset Value/1/                            14.82%                  21.70%
With CDSC/3/                                  10.82                   18.09
Standard & Poor's 500/4/                      20.14                   25.99
Lipper Growth Average/5/                      17.47                   21.17

--------------------------------------------------------------------------------
Class C (Inception 7/7/94)                 Year to Date          Since Inception
--------------------------------------------------------------------------------
Net Asset Value/1/                            14.73%                  21.66%
Standard & Poor's 500/4/                      20.14                   25.99
Lipper Growth Average/5/                      17.47                   21.17

--------------------------------------------------------------------------------
Class Y (Inception 11/15/94)*              Year to Date          Since Inception
--------------------------------------------------------------------------------
Net Asset Value/1/                            15.41%                  12.92%
Standard & Poor's 500/4/                      20.14                   12.92
Lipper Growth Average/5/                      17.47                     n/a
--------------------------------------------------------------------------------

    These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

  * Class Y shares are available only to certain institutional investors.

    Notes to Charts and Performance Update

/1/ Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

/2/ With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

/3/ With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum
    4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares. Class Y shares are not subject to a sales charge.

/4/ Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

/5/ Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

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A $10,000 Investment Compared to Standard & Poor's 500
--------------------------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Star Advisers Fund's inception on 7/7/94, compared to Standard and Poor's 500 /4/. The data points from the graph are as follows:



New England Star Advisers Fund - Net Asset Value/1/

Month                                                            Amount
-----                                                            -------
7/7/94                                                           $10,000
7/94                                                             $10,120
8/94                                                             $10,600
9/94                                                             $10,656
10/94                                                            $10,960
11/94                                                            $10,576
12/94                                                            $10,637
1/95                                                             $10,621
2/95                                                             $10,958
3/95                                                             $11,239
4/95                                                             $11,423
5/95                                                             $11,688
6/95                                                             $12,250

New England Star Advisers Fund - With Maximum Sales Charge/2/

Month                                                            Amount
-----                                                            -------
7/7/94                                                           $ 9,425
7/94                                                             $ 9,538
8/94                                                             $ 9,990
9/94                                                             $10,043
10/94                                                            $10,329
11/94                                                            $ 9,968
12/94                                                            $10,026
1/95                                                             $10,011
2/95                                                             $10,328
3/95                                                             $10,592
4/95                                                             $10,766
5/95                                                             $11,016
6/95                                                             $11,546

S&P 500/4/


Month                                                            Amount
-----                                                            -------
7/7/94                                                           $10,000
7/94                                                             $10,315
8/94                                                             $10,703
9/94                                                             $10,489
10/94                                                            $10,708
11/94                                                            $10,285
12/94                                                            $10,488
1/95                                                             $10,743
2/95                                                             $11,130
3/95                                                             $11,507
4/95                                                             $11,829
5/95                                                             $12,258
6/95                                                             $12,601


A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares, since New England Star Advisers Fund's inception on 7/7/94, compared to Standard and Poor's 500 /4/. The data points from the graph are as follows:


New England Star Advisers Fund - Net Asset Value/1/

Month                                                            Amount
-----                                                            -------
7/7/94                                                           $10,000
7/94                                                             $10,120
8/94                                                             $10,592
9/94                                                             $10,639
10/94                                                            $10,935
11/94                                                            $10,544
12/94                                                            $10,599
1/95                                                             $10,574
2/95                                                             $10,911
3/95                                                             $11,175
4/95                                                             $11,351
5/95                                                             $11,608
6/95                                                             $12,168

New England Star Advisers Fund - With Maximum Sales Charge/2/

Month                                                            Amount
-----                                                            -------
7/7/94                                                           $10,000
7/94                                                             $10,120
8/94                                                             $10,592
9/94                                                             $10,639
10/94                                                            $10,935
11/94                                                            $10,544
12/94                                                            $10,599
1/95                                                             $10,574
2/95                                                             $10,911
3/95                                                             $11,175
4/95                                                             $11,351
5/95                                                             $11,608
6/95                                                             $11,768

S&P 500/4/

Month                                                            Amount
-----                                                            -------
7/7/94                                                           $10,000
7/94                                                             $10,315
8/94                                                             $10,703
9/94                                                             $10,489
10/94                                                            $10,708
11/94                                                            $10,285
12/94                                                            $10,488
1/95                                                             $10,743
2/95                                                             $11,130
3/95                                                             $11,507
4/95                                                             $11,829
5/95                                                             $12,258
6/95                                                             $12,601


A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares, since New England Star Advisers Fund's inception on 7/7/94, compared to Standard and Poor's 500 /4/. The data points from the graph are as follows:

New England Star Advisers Fund - Net Asset Value/1/


Month                                                            Amount
-----                                                            ------
7/7/94                                                           $10,000
7/94                                                             $10,120
8/94                                                             $10,592
9/94                                                             $10,639
10/94                                                            $10,935
11/94                                                            $10,544
12/94                                                            $10,604
1/95                                                             $10,579
2/95                                                             $10,907
3/95                                                             $11,180
4/95                                                             $11,357
5/95                                                             $11,613
6/95                                                             $12,166

Standard and Poor's 500/4/

Month                                                            Amount
-----                                                            -------
7/7/94                                                           $10,000
7/94                                                             $10,315
8/94                                                             $10,703
9/94                                                             $10,489
10/94                                                            $10,708
11/94                                                            $10,285
12/94                                                            $10,488
1/95                                                             $10,743
2/95                                                             $11,130
3/95                                                             $11,507
4/95                                                             $11,829
5/95                                                             $12,258
6/95                                                             $12,601

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New England Star Advisers Fund
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        NEW ENGLAND STAR ADVISERS FUND

        New England Star Advisers Fund recently celebrated an anniversary -- July 7 marked the Fund's first full year of operation. And what a year it was. As investors recognized the wisdom and convenience of investing in a single Fund that pursues growth through separate strategies and varied styles, assets grew to over $340 million. We are pleased about the Fund's first-year performance and sales success and, more importantly, are most optimistic about its future.

        How Your Fund Performed

        For the first six months of the year, your Fund's net asset value return through June 30 was 15.17% for Class A shares.

        The following pages contain details about the investment activity of each of the Star Advisers over the past six months. As you read, you'll gain important insights into their differing investment strategies. And we think you'll come to appreciate even more how combining multiple styles can work together in pursuit of steadier performance and long-term growth.

                                                                               4
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New England Star Advisers Fund
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[PHOTO APPEARS HERE]

[LOGO APPEARS HERE]
 BERGER ASSOCIATES

        Rodney Linafelter, Berger Associates

        During the first half of 1995, the focus of the market began to shift. Value stocks, long the market's darlings, began gradually to relinquish that coveted position to growth stocks. Typically, blue-chip stocks -- the steady, long-term performers -- are the first beneficiaries of such a change in market emphasis. This has been the case once again in 1995 as large, well-established companies outperformed their smaller counterparts. As this cycle becomes more entrenched, however, we are beginning to see the market focus filter down to mid- and smaller-cap stocks.

        No matter what the market environment, however, I concentrate on finding companies with the potential for steady, predictable, high earnings growth over time. My process in a nutshell is this: I focus on the most profitable, most successful companies because they tend to become the most profitable, most successful investments.

        As evidence of this, technology stocks continue to make up a major portion of the portfolio. I'm very optimistic about the future of technology -- I think the demand for high tech products will increase dramatically as world economies become increasingly interdependent. In the near term, however, I've grown a little cautious and have cut back accordingly. Technology stocks, which at one time represented close to one-third of my portion of the Fund, now represent about 24%.

5
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New England Star Advisers Fund
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        During the first six months of the year, newcomers to the portfolio included energy stocks, such as oil service companies. Positions were also beefed up in consumer cyclicals (stocks of companies whose performance moves from strong to weak and back again along with economic cycles). I maintained a rather heavy position in cash -- approximately 18% -- which tended to drag performance a bit during the first six months of the year. As new investment opportunities arise, however, I'm gradually becoming more fully invested.

        Over the coming months, the market may experience a bumpy ride. But I think any correction will be short-lived and may present a tremendous buying opportunity for investors. I remain optimistic on the long-term outlook for the market as rising corporate earnings and relatively stable interest rates provide a very constructive backdrop for the equity markets.

--------------------------------------------------------------------------------
                   Largest Holdings, % of Fund's Net Assets
--------------------------------------------------------------------------------

 . Viking Office Products, Inc., 0.4% Direct marketer of office products . GTECH Holdings, 0.4% Computerized lottery systems
 .  IDEXX Laboratories, Inc., 0.4% Biomedical test products manufacturer

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New England Star Advisers Fund
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

[LOGO APPEARS HERE]
      FOUNDERS

        Edward Keely, Founders Asset Management

        In my portion of the Star Advisers Fund, I focus on high-quality growth stocks from a universe of mid- to large-sized companies, as measured by market capitalization (the total market value of a company's stock). Lower interest rates, stable inflation and slow growth characterized the economy during the first half of the year -- an environment which proved favorable for the type of stocks in which I invest.

        For the first six months of 1995, I remained committed to the investment strategy that I established last year. I avoided major cyclicals (companies in industries whose performance tracks the strength and weakness of economic cycles), such as paper, automobiles and chemicals. This strategy worked to the Fund's advantage as these issues, on the whole, had mixed results in terms of stock performance. I continued to search instead for solid growth stocks -- firms that have shown their ability to grow regardless of economic activity -- and focused on industries, such as technology, telecommunications and computer software, that will benefit the most as our society's travel down the "information superhighway" accelerates. Of these industries, I believe that information technology is the most important area in which a company -- and, therefore, your Fund -- can invest today. It is the single most effective way for a company to create or gain a competitive advantage -- which is what defines success in the marketplace.

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New England Star Advisers Fund
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        My sector of the Fund remains well diversified. In my quest for seasoned growth stocks, I don't limit my search to specific sectors or industries. Rather, I look for attractively priced stocks with better than average earnings growth and, most importantly, the potential for positive earnings surprises. One noticeable change from last year is that the Fund's exposure to healthcare stocks has been increased. Down and out last year, many healthcare and related issues are responding positively to a more favorable political and economic environment. I now think they have the potential to be top performers.

        I remain optimistic on the outlook for the market. Conditions are in place for continued slow economic expansion, which is good news for growth stocks. On the other hand, with the Federal Reserve Board lowering interest rates the economy may pick up steam. As the scenario develops, I will likely reposition some of the Fund's assets into cyclical issues, which tend to perform better during periods of rapid economic growth. In the meantime, I believe that 1995 will continue to be the year of the growth stock.


--------------------------------------------------------------------------------
                   Largest Holdings, % of Fund's Net Assets
--------------------------------------------------------------------------------

 . Intel Corp., 0.9% Semiconductor and memory circuits manufacturer . SAP AG., 0.7% German software applications company
 .  IBM, 0.6% World's largest computer manufacturer

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New England Star Advisers Fund
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

  [LOGO APPEARS HERE]
Janus Capital Corporation

        Warren Lammert, Janus Capital Corporation

        The first half of 1995 was marked by substantial gains in the U.S. markets and a strong economic outlook. The improving economic picture that emerged during the first half of the year -- moderate, sustainable growth with low inflation -- provided an excellent backdrop for the broad market, small-cap securities included. A number of groups where we are heavily invested moved substantially higher. Technology and semiconductors were the standouts, but telecommunications, especially wireless, also turned in good performance, as did financial services and pharmaceuticals.

        European interest rates began to soften a bit during the quarter, helped by the downward movement in U.S. rates. Several markets put in especially good performances, including Sweden, the United Kingdom, Finland and Germany, all of which ended the quarter with near records. Our European holdings also posted excellent gains. Nokia, the Finnish cellular telephone and equipment provider, SAP, the large German multinational network developer, and Astra, a fast-growing Swedish pharmaceutical company, were all higher at quarter end.

        After its record-shattering first half, the key to U.S. market performance in the second half of the year will be the strength of the economy and the course of interest rates. The question is whether the weakness displayed in

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New England Star Advisers Fund
--------------------------------------------------------------------------------

        the first half of 1995 is merely a dip in the economy's upward trend or the beginning of sustained slower growth. By late June, automobile and housing sales had begun to move higher again, but retail sales remained slow. Consumer confidence, durable goods spending, and business investment remain at historically high levels. I intend to monitor economic strength closely as the year progresses.

        Our research effort remains focused on individual opportunities -- good businesses selling at discounts to their growth rates. I will try to capitalize on these situations and continue the performance momentum we have established in the first half of the year.

--------------------------------------------------------------------------------
                   Largest Holdings, % of Fund's Net Assets
--------------------------------------------------------------------------------

 .  Nokia AB, 1.5% Finnish manufacturer of cellular telephones
 .  SAP AG, 1.1% German software applications company
 .  First Data Corp., 1.1% Credit card processing service

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New England Star Advisers Fund
--------------------------------------------------------------------------------

[PHOTOS APPEAR HERE]

[LOGO APPEAR HERE]
  Loomis, Sayles
    & Company

        Mary Champagne and Jeffrey Petherick
        Loomis, Sayles & Company

        During the early part of this year, large capitalization stocks were the focus of interest, as investors flocked to the relative safety of the biggest and most conservative companies. Despite a market that favored these well-established, proven companies, the smaller cap stocks in our portfolio held their own. In fact, although small caps lagged large caps for much of the first half of the year, this gap has begun to narrow. As the economy continues to slow, opportunity-minded stock market investors have begun to move beyond the giants to small- and mid-sized companies, in search of stocks that may deliver higher earnings growth.

        On the growth side, we emphasized companies with strong fundamentals -- above-average profitability, skilled management with a clear growth strategy, and most importantly, a clearly defined, attractive market niche. Although we generally concentrate our search on companies with a market capitalization of less than $500 million, we do have the flexibility to move into somewhat larger companies -- an option that we exercised during the first six months of the year. We kept up weightings in technology and healthcare and recently broadened the portfolio to include some retail and financial stocks, as well as some well-positioned cyclicals.

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New England Star Advisers Fund
--------------------------------------------------------------------------------

        On the value side, the Fund remains well diversified. Because we add value through stock selection, rather than through sector bets, we're typically not dramatically overweighted or underweighted in any particular sector or industry. We are instead stock pickers, searching for those issues that are out of favor, yet have strong earnings potential. Stocks that met our demanding criteria included those in the financial services, energy and technology sectors.

        Looking ahead, our forecast is for slow economic growth with a possible pickup in the economy towards the latter half of the year. In such an environment, we expect the market to continue to perform well, and to expand its breadth beyond the blue chips. In the months ahead, we anticipate small cap stocks may be positioned to do well in a broadening market. This is a position we hope to take advantage of now that the Loomis, Sayles portion of the Fund will be managed in the small-cap value style.

--------------------------------------------------------------------------------
                   Largest Holdings, % of Fund's Net Assets
--------------------------------------------------------------------------------

 .  InterVoice, Inc., 0.3% Phone voice response system manufacturer
 . MediSense, Inc., 0.3% Blood glucose monitoring system manufacturer . Thermedics, Inc., 0.3% Biomedical products manufacturer

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New England Star Advisers Fund
--------------------------------------------------------------------------------

INDUSTRY CONCENTRATIONS REFLECT DIFFERENT MARKET EXPECTATIONS

Diverse strategies and analytical styles focused on the same objective can lead to very different portfolio compositions. Far from canceling each other out, these individual strategies complement one another and lead to greater diversification for better performance potential over time.


Top Industry Groups by Investment Adviser*
June 30, 1995

A bar chart appears here, illustrating the allocation of each investment adviser's segment of New England Star Advisers Fund's investment portfolio by top industry groups on June 30, 1995. The percentage of New England Star Advisers Fund's total net assets in each top industry group as of June 30, 1995 is also depicted. The bar chart data is as follows:

                       Berger     Founders     Janus     Loomis   Star Advisers %
                       ------     --------     -----     ------   ---------------
Consumer Goods &       25.19%     26.02%       24.51%    24.27%      24.08%
  Services
General Business       16.53%     23.04%       35.68%    24.76%      21.75%
Technology             22.37%     46.67%       17.44%    13.52%      20.56%
Finance                18.57%     3.81%        46.74%    30.88%      6.51%
Capital Goods          32.11%     22.33%       18.61%    26.95%      4.49%
Basic Industries       7.25%      13.55%       39.07%    40.13%      4.32%
Energy                 58.34%     3.61%        7.83%     30.23%      3.18%
Cash Equivalents       35.77%     20.66%       17.76%    25.81%      13.31%

* Portfolio composition is subject to change.

[LOGO OF NEW ENGLAND FUNDS APPEARS HERE]

          NEW ENGLAND FUNDS
      Where The Best Minds meet

           Portfolio Composition, Financial Statements and Highlights

 NEW ENGLAND
 STAR ADVISERS
 FUND




    JUNE 30, 1995

                             PORTFOLIO COMPOSITION
Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--88.4% OF TOTAL NET ASSETS

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             BASIC INDUSTRIES
              --4.3%
             ALUMINUM--0.3%
      50,900 Castech Aluminum Group, Inc. .......................   $    909,838
             CHEMICALS--1.4%
      22,775 Du Pont E I De Nemours and Co. .....................      1,565,781
      12,800 IMC Global, Inc. (Rights) (c).......................        692,800
      30,300 Intertape Polymer Group, Inc. ......................        712,050
      12,400 Learonal, Inc. .....................................        261,950
      20,104 Potash Corp. Saskatchewan, Inc. ....................      1,123,311
      87,518 Rentokil Group......................................        375,853
                                                                    ------------
                                                                       4,731,745
                                                                    ------------
             CONTAINERS AND GLASS--0.1%
       7,000 Crown Cork & Seal, Inc. ............................        350,875
                                                                    ------------
             ELECTRICAL EQUIPMENT--0.1%
      10,000 American Electronic Components......................         75,000
      13,900 Gasonics International Corp. .......................        396,150
                                                                    ------------
                                                                         471,150
                                                                    ------------
             GOLD--0.1%
       7,000 Newmont Mining Corp. ...............................        293,125
                                                                    ------------
             MINING--0.1%
      11,400 Cleveland Cliffs, Inc. (Rights) (c).................        438,900
                                                                    ------------
             MISCELLANEOUS
              --0.2%
       6,000 APS Holding Corp. ..................................        158,250
      15,100 Greenfield Inds., Inc. Delaware.....................        437,900
                                                                    ------------
                                                                         596,150
                                                                    ------------

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             NON-FERROUS METALS--0.6%
      25,000 Engelhard Corp. ....................................   $  1,071,875
      58,400 Johnstown America Industries, Inc. .................        605,900
      15,800 Wolverine Tube, Inc. ...............................        507,575
                                                                    ------------
                                                                       2,185,350
                                                                    ------------
             PAPER--0.6%
      11,550 Boise Cascade Corp. (Rights) (c)....................        467,775
      12,775 Bowater, Inc. ......................................        573,278
      34,700 Caraustar Inds., Inc. ..............................        624,600
      14,500 James River Corp. ..................................        400,563
                                                                    ------------
                                                                       2,066,216
                                                                    ------------
             STEEL--0.8%
      67,700 Cold Metal Prods, Inc. .............................        465,438
      45,100 Huntco, Inc. .......................................        732,875
      18,000 Quanex Corp. (Rights) (c)...........................        445,500
      34,500 Republic Engineered Steels Inc. ....................        267,375
      19,000 Steel Technologies, Inc. ...........................        218,500
      82,300 UNR Industries, Inc. ...............................        606,962
                                                                    ------------
                                                                       2,736,650
                                                                    ------------
             Total Basic Industries..............................     14,779,998
                                                                    ------------
             CAPITAL GOODS
              --4.5%
             AGRICULTURAL MACHINERY--0.1%
      10,600 Aptargroup, Inc. ...................................        340,525
                                                                    ------------
             BUILDING CONSTRUCTION
              --0.6%
       9,500 W H Brady Co. ......................................        646,000
      71,700 Crossmann Communities, Inc. ........................        734,925
      39,050 NCI Building Systems, Inc. .........................        654,088
                                                                    ------------
                                                                       2,035,013
                                                                    ------------

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             ELECTRICAL EQUIPMENT--1.6%
      55,450 Boston Scientific Corp. ............................   $  1,767,469
       3,000 Exide Corp. ........................................        129,000
      30,025 Gelman Sciences, Inc. ..............................        566,722
      15,000 Millipore Corp. ....................................      1,012,500
      35,300 Philips Electronics
              N V................................................      1,509,075
      21,100 Scotsman Industries, Inc. ..........................        390,350
                                                                    ------------
                                                                       5,375,116
                                                                    ------------
             INDUSTRIAL MACHINERY
              --1.0%
      17,550 Applied Materials, Inc. ............................      1,520,269
      30,000 Thermo Electron Corp. ..............................      1,207,500
      15,000 Tyco Industries, Ltd. ..............................        810,000
                                                                    ------------
                                                                       3,537,769
                                                                    ------------
             MISCELLANEOUS
              --0.7%
      32,000 Atmel Corp. ........................................      1,772,000
      20,000 Roper Industries....................................        700,000
                                                                    ------------
                                                                       2,472,000
                                                                    ------------
             POLLUTION CONTROL
              --0.5%
       7,800 Corrpro Cos., Inc. .................................         51,675
      31,350 International Recovery Corp. .......................        462,413
      41,200 Thermo Fibertek, Inc. ..............................        818,850
       7,200 United Waste Systems, Inc. .........................        259,200
                                                                    ------------
                                                                       1,592,138
                                                                    ------------
             Total Capital Goods.................................     15,352,559
                                                                    ------------
             CONSUMER BASICS
              --14.8%
             DRUGS AND HEALTH CARE--12.6%
      26,500 American Medical Response...........................        742,000
      23,000 Amerisource Health Corp. ...........................        524,688
      15,175 Amgen, Inc. ........................................      1,220,639

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             DRUGS AND HEALTH CARE--(CONTINUED)
     127,312 Astra AB Series A....................................  $  3,930,842
      21,000 Astra AB Series B....................................       632,504
       9,000 Chiron Corp. ........................................       585,000
      55,000 Columbia / HCA Healthcare Corp. .....................     2,378,750
      35,150 Community Health Systems, Inc. ......................     1,190,706
      13,750 Conmed Corp. ........................................       340,313
      27,000 Coram Healthcare Corp. ..............................       381,375
      12,275 Coventry Corp. ......................................       173,384
      47,500 Evergreen Healthcare, Inc. ..........................       587,813
      24,900 Genesis Health Ventures, Inc. .......................       737,663
      42,700 Health Images, Inc. .................................       261,538
      27,975 Healthsource, Inc. ..................................       979,125
      35,800 Healthsouth Rehabilitation...........................       622,025
      23,100 Horizon Mental Health Management, Inc. ..............       291,638
      19,675 Hospitality Franchise Systems, Inc. .................       681,247
      35,000 Humana, Inc. ........................................       616,875
      23,775 I Stat Corp. ........................................       867,788
      50,000 IDEXX Labs, Inc. ....................................     1,300,000
       8,400 Invacare Corp. ......................................       348,600
      14,500 Johnson & Johnson....................................       980,563
      21,700 Lunar Corp. .........................................       613,025
      28,000 Luxottica Group S P A (ADR) (d)......................     1,039,500
      26,050 Manor Care, Inc. ....................................       758,706
      56,100 Medisense, Inc. .....................................     1,086,938
      39,500 Medpartners, Inc. ...................................       760,375
      17,500 Medtronic, Inc. .....................................     1,349,688
      16,600 Mentor Corp. Minnesota...............................       462,725
      62,675 Merck & Co., Inc. ...................................     3,071,075
      26,600 Mylan Labs, Inc. ....................................       817,950
      17,500 Nellcor, Inc. .......................................       787,500
      13,150 Oxford Health Plans, Inc. ...........................       621,338
       5,675 Pacificare Health Systems, Inc. .....................       289,425

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             DRUGS AND HEALTH CARE--(CONTINUED)
      28,250 Pfizer, Inc. .......................................   $  2,609,594
      15,000 Physicians Health...................................        397,500
      70,600 Regency Health Services.............................        741,300
       4,525 Resmed, Inc. .......................................         54,300
         100 Roche Holdings AG...................................        644,376
      25,500 Sierra Health Services, Inc. .......................        624,750
      33,400 Smithkline Beecham..................................        302,283
      32,325 Sofamor/Danek Group, Inc. ..........................        731,352
       7,950 St. Jude Med., Inc. ................................        398,493
      24,200 Summit Care Corp. ..................................        441,650
      28,000 Teva Pharmaceutical Industries, Ltd.
              (ADR) (d)..........................................      1,050,000
      50,600 Thermedics, Inc. ...................................        986,700
      20,000 United Healthcare Corp. ............................        827,500
      66,850 Vidamedinc..........................................        434,524
      25,000 Watson Pharmaceuticals, Inc. .......................        975,000
                                                                    ------------
                                                                      43,252,643
                                                                    ------------
             FOOD AND BEVERAGES--1.0%
      15,625 Archer Daniels Midland Co. .........................        291,016
      31,333 Cultor OY...........................................      1,009,320
       8,150 General Mills, Inc. ................................        418,706
      24,651 Huhtamaki OY........................................        808,040
       3,300 Kellogg Co. ........................................        235,538
      20,900 Universal Foods Corp. (Rights) (c)..................        676,637
                                                                    ------------
                                                                       3,439,257
                                                                    ------------
             HOUSEHOLD PRODUCTS--0.7%
      30,000 Black & Decker Corp. ...............................        926,250
      22,000 Gillette Co. .......................................        981,750
      34,450 United States Can Corp. ............................        538,281
                                                                    ------------
                                                                       2,446,281
                                                                    ------------

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             RETAIL GROCERY
              --0.5%
      32,700 National Conveniece Stores, Inc. ...................   $    412,837
      32,125 Safeway, Inc. ......................................      1,200,672
                                                                    ------------
                                                                       1,613,509
                                                                    ------------
             Total Consumer Basics...............................     50,751,690
                                                                    ------------
             CONSUMER DURABLE GOODS--2.0%
             AUTO PARTS--0.6%
      26,056 Hahn Automotive Warehouse, Inc. ....................        254,046
      30,000 Lear Seating Corp. .................................        686,250
      47,100 Masland Corp. ......................................        606,412
      33,900 Walbro Corp. .......................................        610,200
                                                                    ------------
                                                                       2,156,908
                                                                    ------------
             AUTOMOBILES--0.7%
      24,100 Durakon Industries, Inc. ...........................        367,525
      55,000 Elsag Bailey Process Auto NV........................      1,512,500
      25,380 Volvo AB............................................        483,439
                                                                    ------------
                                                                       2,363,464
                                                                    ------------
             HOUSEHOLD APPLIANCES &
              HOME FURNISHINGS--0.5%
      21,900 Harman International Industries, Inc. New...........        886,950
      18,125 Singer Co. N V......................................        468,984
      19,757 Thorn Emi...........................................        409,156
                                                                    ------------
                                                                       1,765,090
                                                                    ------------
             MOBILE HOMES
              --0.2%
      24,275 Oakwood Homes Corp. ................................        622,047
                                                                    ------------
             Total Consumer
              Durable Goods......................................      6,907,509
                                                                    ------------

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             CONSUMER NON-DURABLES--4.2%
             APPAREL AND TEXTILES--0.3%
      22,300 Jones Apparel Group, Inc. ..........................   $    666,213
      13,000 Talbots, Inc. ......................................        516,750
                                                                    ------------
                                                                       1,182,963
                                                                    ------------
             PHOTOGRAPHY--0.5%
      70,000 Digital Biometrics, Inc. ...........................        752,500
      21,000 Polaroid Corp. (Rights) (c).........................        855,750
                                                                    ------------
                                                                       1,608,250
                                                                    ------------
             RETAIL TRADE--3.3%
      40,000 Ann Taylor Stores Corp. ............................        930,000
      50,900 Cato Corp. New......................................        413,563
      41,000 Cole National Corp. ................................        425,375
     110,225 Federated Department Stores, Inc. ..................      2,838,293
      30,000 Gap, Inc. ..........................................      1,046,250
      49,000 Haverty Furniture Cos., Inc. .......................        502,250
      32,000 Home Depot, Inc. ...................................      1,300,000
      30,950 Horizen Outlet Centers..............................        719,588
      30,000 Lillian Vernon Corp. ...............................        551,250
      30,000 Limited The, Inc. ..................................        660,000
       9,550 Lowes Cos., Inc. ...................................        285,306
      13,500 Peoplesoft, Inc. ...................................        732,375
      23,700 Sunglass Hut International, Inc. ...................        829,500
                                                                    ------------
                                                                      11,233,750
                                                                    ------------
             TOYS AND AMUSEMENTS
              --0.1%
      12,400 Coleman Co., Inc. ..................................        440,200
                                                                    ------------
             Total Consumer
              Non-Durables.......................................     14,465,163
             CONSUMER SERVICES--3.0%
             AIR TRAVEL--0.7%
      27,500 Continental Airlines, Inc. .........................        690,937
      20,000 Delta Air Lines, Inc. ..............................      1,475,000

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             AIR TRAVEL
              --(CONTINUED)
      15,000 Singapore Airlines..................................   $    138,462
                                                                    ------------
                                                                       2,304,399
                                                                    ------------
             HOTELS AND RESTAURANTS
              --1.3%
      25,125 Harrahs Entertainment, Inc. ........................        550,485
       8,600 La Quinta Inns, Inc. ...............................        232,200
      25,000 Marriot International, Inc. ........................        896,875
      47,000 Mirage Resorts, Inc. ...............................      1,439,375
      37,500 Promus Cos., Inc. ..................................      1,462,500
                                                                    ------------
                                                                       4,581,435
                                                                    ------------
             LEISURE TIME--0.7%
      11,750 Carmike Cinemas, Inc. ..............................        284,938
      18,700 Circus Circus Enterprises, Inc. ....................        659,175
      56,950 Monaco Coach Corp. .................................        911,200
      35,800 Supertel Hospitality................................        483,300
                                                                    ------------
                                                                       2,338,613
                                                                    ------------
             MISCELLANEOUS
              --0.3%
      30,000 Loewen Group, Inc. .................................      1,068,750
                                                                    ------------
             Total Consumer Services.............................     10,293,197
                                                                    ------------
             ENERGY--3.2%
             DOMESTIC OIL--0.4%
      36,300 Cross Timbers Oil Co. ..............................        576,263
      57,600 Lomak Petroleum, Inc. ..............................        439,200
      10,000 Noble Affiliates, Inc. .............................        255,000
                                                                    ------------
                                                                       1,270,463
                                                                    ------------
             GAS EXPLORATION
              --1.0%
       5,000 Apache Corp. .......................................        136,875
      36,600 Barrett Resources Corp. ............................        850,950
      40,700 Belden and Blake Corp. .............................        661,375

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             GAS EXPLORATION
              --(CONTINUED)
      50,000 BJ Services Co. ....................................   $  1,137,500
      38,800 International Colin Energy Co. .....................        203,700
      26,900 Vintage Petroleum, Inc. ............................        504,375
                                                                    ------------
                                                                       3,494,775
                                                                    ------------
             PETROLEUM SERVICES--1.8%
      50,000 Dresser Inds., Inc. (Rights) (c)....................      1,112,500
      28,000 Halliburton Co. ....................................      1,001,000
      30,000 Petroleum Geo Services
              (ADR) (d)..........................................        862,500
      28,600 Production Operators Corp. .........................        900,900
      18,000 Schlumberger Ltd. ..................................      1,118,250
      25,000 Western Atlas, Inc. ................................      1,109,375
                                                                    ------------
                                                                       6,104,525
                                                                    ------------
             Total Energy........................................     10,869,763
                                                                    ------------
             FINANCE--6.5%
             BANKS--0.3%
         400 Chase Manhattan Corp. (Rights) (c)..................         18,800
      28,275 First Bank Systems, Inc. ...........................      1,159,275
                                                                    ------------
                                                                       1,178,075
                                                                    ------------
             FINANCIAL SERVICES
              --2.1%
      29,700 Aames Financial Corp. ..............................        538,313
      10,600 Advanta Corp. ......................................        400,150
      18,350 Commercial Federal Corp. ...........................        500,037
      13,575 Federal Home Loan Mortgage Corp. ...................        933,281
      26,500 Federal National Mortgage Association...............      2,500,938
      18,000 First USA, Inc. ....................................        798,750
      45,900 Imperial Credit Industries, Inc. ...................        568,013
      14,850 Money Store, Inc. ..................................        531,816
       8,225 North American Mortgage Co. ........................        190,203

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             FINANCIAL SERVICES
              --(CONTINUED)
      85,000 Peregrine Investment................................   $    120,835
       5,577 Securitas AB........................................        193,286
                                                                    ------------
                                                                       7,275,622
                                                                    ------------
             INSURANCE--2.4%
      25,000 Aflac, Inc. ........................................      1,093,750
      29,800 Capital RE Corp. ...................................        774,800
       2,400 General Re Corp. ...................................        321,300
       5,325 Mercury General Corp. New...........................        183,047
      27,800 Progressive Corp. Ohio..............................      1,066,825
      25,800 Protective Life Corp. (Rights) (c)..................        703,050
      26,000 Reinsurance Group America, Inc. ....................        744,250
      18,500 Triad Guaranty, Inc. ...............................        388,500
      42,500 Unum Corp.
              (Rights) (c).......................................      1,992,187
      60,000 USF&G Corp. ........................................        975,000
                                                                    ------------
                                                                       8,242,709
                                                                    ------------
             INVESTMENT COMPANIES
              --1.6%
      27,100 Allied Group, Inc. .................................        772,350
      29,850 Eaton Vance Corp. ..................................        962,663
      88,679 Kinnevik Investment Series B........................      2,707,532
      50,000 Waterhouse Investor Services, Inc. .................      1,150,000
                                                                    ------------
                                                                       5,592,545
                                                                    ------------
             Total Finance.......................................     22,288,951
                                                                    ------------
             GENERAL BUSINESS
              --21.8%
             BROADCASTING--2.1%
      27,500 British Sky Broadcast Group PLC
              (ADR) (d)..........................................        718,438
      12,000 CBS, Inc. ..........................................        804,000
       8,650 Central European Media Entertainment Ltd. ..........        128,669
      15,000 Clear Channel Communications........................        965,625
      55,500 Infinity Broadcasting Corp. ........................      1,852,312

               See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             BROADCASTING
              --(CONTINUED)
      23,200 International Cabletel, Inc. .......................   $    754,000
      17,300 Sinclair Broadcast Group, Inc. .....................        484,400
       5,000 Tele Danmark
              (ADR) (d)..........................................        140,000
      13,500 Telecomunicacoes Brasileras
              (ADR) (d)..........................................        455,625
      19,000 Viacom, Inc. .......................................        881,125
                                                                    ------------
                                                                       7,184,194
                                                                    ------------
             BUSINESS
              SERVICES--10.4%
      16,000 America Online, Inc. ...............................        704,000
      14,900 Analysts International Corp. (Rights) (c)...........        387,400
       3,217 ASM Lithography Holding N V.........................        115,410
      20,850 Banta Corp. ........................................        693,263
      24,575 Boca Research, Inc. ................................        663,525
      16,600 Bolt Beranek and Newman, Inc. (Rights) (c)..........        454,425
      16,475 Chipcom Corp. ......................................        391,281
      47,250 CUC International, Inc. ............................      1,984,500
      79,362 First Data Corp. ...................................      4,513,714
      14,000 First Financial Management Corp. ...................      1,197,000
       3,450 Fiserv, Inc. .......................................         97,031
      26,500 General Motors Corp. ...............................      1,152,750
      30,050 Global Directmail Corp. ............................        593,488
      50,000 GTECH Holdings Corp. ...............................      1,462,500
      35,000 Gymboree Corp. .....................................      1,017,188
      65,800 InterVoice, Inc. ...................................      1,151,500
       5,925 Legent Corp. .......................................        259,218
      27,825 Manpower Inc. Wisconsin.............................        709,537
     106,168 Nokia AB OY
              Series A...........................................      6,214,470
       2,000 Nokia Corp. ........................................        119,020
      23,500 Nokia Corp.
              (ADR) (d)..........................................      1,401,187
       6,800 Olsten Corp. .......................................        222,700

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             BUSINESS SERVICES
              --(CONTINUED)
       5,155 Sap AG..............................................   $  6,495,471
      19,400 Sap AG (ADR) (d) (f)................................        805,100
      30,000 SPS Transaction Services, Inc. .....................      1,038,750
      10,800 Steris Corp. .......................................        523,800
      14,425 Stratacom, Inc. ....................................        703,219
       9,100 Zilog, Inc. ........................................        453,863
                                                                    ------------
                                                                      35,525,310
                                                                    ------------
             COMMUNICATION SERVICES--1.3%
      39,600 Davel Communications Group..........................        499,950
      19,550 Millicom International Cellular S A ................        579,169
      71,100 Paging Network, Inc. ...............................      2,435,175
      24,600 Pronet, Inc. .......................................        504,300
      21,400 Valassis Communications, Inc. ......................        358,450
                                                                    ------------
                                                                       4,377,044
                                                                    ------------
             COMPUTERS AND BUSINESS EQUIPMENT--0.1%
       7,375 ITI Technologies, Inc. .............................        175,156
                                                                    ------------
             MISCELLANEOUS
              --4.3%
      11,600 American Publishing Co. ............................        124,700
      43,050 American Standard Cos., Inc. Delaware...............      1,178,494
       6,177 Assa Abloy..........................................         32,282
      38,500 Borders Group, Inc. ................................        553,438
       9,700 Bush Boake Allen, Inc. .............................        294,638
       1,100 Business Objects
              S A (ADR) (d)......................................         36,300
       2,780 Catena..............................................         16,058
      13,950 Ciber, Inc. ........................................        247,613
      19,100 Cole Kenneth Productions, Inc. .....................        637,463
      29,600 Congoleum Corp. New.................................        395,900
      67,700 Corvita Corp. ......................................        355,425

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             MISCELLANEOUS
              --(CONTINUED)
      10,800 Cytec Industries, Inc. .............................   $    441,450
       9,450 Daig Corp. .........................................        172,463
          39 Ddi Corp. ..........................................        312,902
       8,424 Elkjop..............................................        168,166
       4,375 Ensco International, Inc. ..........................         69,453
      27,400 Firefox Communications, Inc. .......................        705,550
      56,000 Giant Cement Holding, Inc. .........................        686,000
      36,900 Greenbrier Cos., Inc. ..............................        484,313
      83,900 Griffon Corp. ......................................        671,200
       9,000 Mark VII, Inc. .....................................        147,375
      65,000 Mastec, Inc. .......................................        853,125
      39,150 McDermott J Ray
              S A................................................        866,193
      39,116 Nordictel Holdings AB...............................        330,849
      94,425 Numerex Corp. New York..............................      1,062,281
       9,000 PMI Group, Inc. ....................................        390,374
      25,125 Softkey International, Inc. ........................        800,859
      28,675 United States Order, Inc. ..........................        422,955
      79,921 Worldcom Inc. Georgia...............................      2,157,865
                                                                    ------------
                                                                      14,615,684
                                                                    ------------
             NEWSPAPERS--0.4%
      66,375 News Corporation Ltd. (ADR) (d).....................      1,501,734
                                                                    ------------
             OFFICE FURNISHINGS &
              SUPPLIES--1.5%
      59,800 Office Max, Inc. ...................................      1,666,925
      75,000 Staples, Inc. ......................................      2,165,625
      40,000 Viking Office Products, Inc. .......................      1,465,000
                                                                    ------------
                                                                       5,297,550
                                                                    ------------
             PUBLISHING--0.6%
      50,000 Citic Pacific Ltd. .................................        125,682
      10,600 Houghton Mifflin Co. ...............................        559,150
      30,000 Time Warner, Inc. ..................................      1,233,750
                                                                    ------------
                                                                       1,918,582
                                                                    ------------

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             REAL ESTATE--0.4%
      37,600 Chateau Properties, Inc. ...........................   $    784,900
      32,300 Liberty Property....................................        633,888
                                                                    ------------
                                                                       1,418,788
                                                                    ------------
             TELECOMMUNICATION
              SERVICES--0.7%
       9,950 Comnet Cellular, Inc. ..............................        278,600
      32,900 Heartland Wireless Communications, Inc. ............        781,375
      12,400 Highwaymaster Comm., Inc. ..........................        189,100
       7,577 Korea Mobile Telecomm Corp. (GDR) (f)...............        269,969
      40,000 New World Communications............................        835,000
       4,904 USA Mobile Communications Holding...................         85,820
                                                                    ------------
                                                                       2,439,864
                                                                    ------------
             Total General Business..............................     74,453,906
                                                                    ------------
             MISCELLANEOUS
              --1.1%
             CONGLOMERATES
              --0.3%
       4,000 Hunter Douglas NV...................................        174,250
       1,561 Metra AB............................................         66,519
      15,511 Metra AB............................................        682,760
                                                                    ------------
                                                                         923,529
                                                                    ------------
             MISCELLANEOUS
              --0.8%
      31,700 Inbrand Corp. ......................................        515,125
      83,238 Iro.................................................        841,412
      15,000 New Envoy, Inc. ....................................        127,500
     350,000 Rottneros Bruk AB...................................        553,561
      23,692 Sensonor A/S........................................        169,186
       1,374 Sidel...............................................        481,198
       4,777 Wetherspoon J D.....................................         40,992
                                                                    ------------
                                                                       2,728,974
                                                                    ------------
             Total Miscellaneous.................................      3,652,503
                                                                    ------------

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             SHELTER--0.2%
             FOREST PRODUCTS
              --0.2%
         925 Georgia Pacific Corp. ..............................   $     80,244
      10,772 MO Och Domsjo AB....................................        621,481
       6,561 Stora Kopparbergs...................................         87,744
                                                                    ------------
                                                                         789,469
                                                                    ------------
             Total Shelter.......................................        789,469
                                                                    ------------
             TECHNOLOGY--20.6%
             AEROSPACE--0.6%
      16,000 Boeing Co. .........................................      1,002,000
      15,000 Lockheed Martin Corp. ..............................        946,875
                                                                    ------------
                                                                       1,948,875
                                                                    ------------
             COMPUTERS AND BUSINESS EQUIPMENT--4.1%
      12,000 3Com Corp.
              (Rights) (c).......................................        804,000
      27,000 Apple Computer......................................      1,253,813
      40,000 Bay Networks, Inc. .................................      1,655,000
      22,900 Ceridian Corp. .....................................        844,438
      48,875 Cisco Systems, Inc. ................................      2,471,241
      44,525 Computer Horizons Corp. (Rights) (c)................        712,400
      36,900 Control Data Systems, Inc. .........................        332,100
      50,000 EMC Corp. Massachusetts.............................      1,212,500
      37,950 Gilat Satellite Networks Ltd. ......................        863,363
       5,575 Hewlett Packard Co. ................................        415,337
      30,500 International Business Machines.....................      2,928,000
      17,075 Keane Inc. .........................................        424,741
                                                                    ------------
                                                                      13,916,933
                                                                    ------------
             ELECTRONICS--10.9%
      15,000 Adaptec, Inc. ......................................        555,000
      49,300 Altera Corp. .......................................      2,132,225
      26,400 Amphenol Corp. .....................................        768,900
      23,375 Applied Digital Access, Inc. .......................        303,875
       3,675 Avid Technology, Inc. ..............................        137,813

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             ELECTRONICS
              --(CONTINUED)
       6,125 Bdm International, Inc. .............................  $    124,797
      27,700 Cable Design Technologies Corp. .....................       595,550
       2,575 California Microwave.................................        64,536
      45,175 Comverse Technology, Inc. ...........................       801,856
      45,000 Cypress Semiconductor Corp. .........................     1,822,500
      13,400 Cyrix Corp. .........................................       323,275
      17,500 Dallas Semiconductor Corp. ..........................       358,750
      30,000 DSC Communications Corp. (Rights) (c)................     1,395,000
      85,000 Ericsson L M Telephone Co. (ADR) (d).................     1,700,000
      16,100 Exar Corp. ..........................................       474,950
      18,175 Fulcrum Technologies, Inc. ..........................       399,850
      49,000 General Instrument Corp. ............................     1,880,375
      97,675 Intel Corp. .........................................     6,184,048
      96,700 Intelcom Group, Inc. ................................       864,256
       5,000 Kyocera Corp. .......................................       411,775
      12,200 Lam Research Corp. ..................................       780,800
      20,125 LSI Logic Corp. .....................................       787,391
      20,000 Maxim Integrated Products, Inc. .....................     1,020,000
      37,250 Microcom, Inc. ......................................       558,750
      17,275 Micron Technology Inc. ..............................       947,966
      39,175 Motorola, Inc. ......................................     2,629,622
      14,925 National Semiconductor Corp. ........................       414,169
      21,500 Northern Telecom Ltd. ...............................       784,750
      20,000 Picturetel Corp. ....................................       962,500
      13,125 Pittway Corp. Delaware...............................       600,469
       2,400 Samsung Electronics Ltd. (GDR) (f)...................       129,000

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             ELECTRONICS
              --(CONTINUED)
       4,693 Samsung Electronics Ltd. (GDR) (f)..................   $    448,182
           9 Samsung Electrs Limited (GDR) (f)...................              0
      45,000 Sci Systems, Inc. ..................................      1,125,000
      30,000 Scientific Atlanta, Inc. (Rights) (c)...............        660,000
      17,500 Seer Technologies, Inc. ............................        363,124
      35,000 Sensormatic Electronics Corp. ......................      1,242,500
      17,000 Tektronix, Inc. ....................................        837,250
       3,100 Tellabs, Inc. ......................................        149,188
      12,900 Thermo Volter Corp. ................................        185,437
      46,600 Union Switch & Signal...............................        585,413
      18,650 VLSI Technology, Inc. ..............................        561,830
       4,500 Xilinx, Inc.
              (Rights) (c).......................................        423,000
                                                                    ------------
                                                                      37,495,672
                                                                    ------------
             MISCELLANEOUS
              --0.3%
       4,000 Komag, Inc. ........................................        208,000
       4,300 United States Robotics Corp. .......................        468,700
      11,000 Uunet Technologies, Inc. ...........................        302,500
                                                                    ------------
                                                                         979,200
                                                                    ------------
             SOFTWARE--4.7%
       8,000 Adflex Solutions, Inc. .............................        196,000
      17,300 Adobe Systems, Inc. ................................      1,003,400
      31,350 Computer Associates International, Inc. ............      2,123,963
      20,000 HBO and Co. (Rights) (c)............................      1,090,000
      48,000 Informix Corp. .....................................      1,218,000
      27,400 Micronics Computers, Inc. ..........................        113,024
      33,000 Microsoft Corp. ....................................      2,982,375
      65,000 Oracle Systems Corp. ...............................      2,510,624
      15,000 Parametric Technology Corp. ........................        746,250

   SHARES    DESCRIPTION                                             VALUE (A)
--------------------------------------------------------------------------------

             SOFTWARE
              --(CONTINUED)
      21,100 Pyxis Corp. ........................................   $    477,388
      30,000 Read Rite Corp. ....................................        802,500
      13,750 Software Artistry, Inc. ............................        305,938
      35,000 Solectron Corp. ....................................      1,194,375
      25,000 Spectrum Holobyte, Inc. ............................        357,813
      13,675 Sterling Software, Inc. ............................        526,488
      20,000 System Software Associates, Inc. ...................        400,000
                                                                    ------------
                                                                      16,048,138
                                                                    ------------
             Total Technology....................................     70,388,818
                                                                    ------------
             TRANSPORTATION
              --0.3%
             TRUCKING AND FREIGHT FORWARDING
              --0.3%
      45,000 Tidewater, Inc. ....................................      1,130,625
                                                                    ------------
             UTILITIES--1.9%
             GAS AND PIPELINE
              UTILITIES--0.3%
      30,000 Enron Corp. ........................................      1,053,750
                                                                    ------------
             TELEPHONE--1.6%
      44,575 Airtouch Communications, Inc. ......................      1,270,388
      35,100 Centennial Cellular Corp. ..........................        587,925
      16,475 Century Telephone Enterprises, Inc.
              (Rights) (c).......................................        467,478
     161,156 Telecom Italia......................................        436,808
      10,450 Telephone and Data Systems, Inc. ...................        380,118
      61,850 Vodafone Group PLC
              (ADR) (d)..........................................      2,342,569
                                                                    ------------
                                                                       5,485,286
                                                                    ------------
             Total Utilities.....................................      6,539,036
                                                                    ------------
             Total Common Stocks
              (Identified Cost $265,166,742).....................    302,663,187
                                                                    ------------

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

SHORT-TERM INVESTMENTS--13.3%

    FACE
   AMOUNT    DESCRIPTION                                            VALUE (A)
-------------------------------------------------------------------------------

             COMMERCIAL
              PAPER--5.2%
 $ 3,757,913 Associates Corporation North America
              6.0000% 7/03/95...................................   $  3,757,913
   4,000,000 Chevron Oil Finance Co. 5.9000% 7/03/95............      4,000,000
   2,000,000 Chevron Oil Finance Co. 5.9800% 7/07/95............      1,998,007
   4,000,000 Exxon Asset Management 5.8000% 7/03/95.............      4,000,000
   4,100,000 Ford Motor Credit Company 6.0500% 7/03/95..........      4,098,622
                                                                   ------------
                                                                     17,854,542
                                                                   ------------
             REPURCHASE AGREEMENT 3.0%
  10,310,000 Repurchase agreement with State Street Bank and
              Trust Company dated 6/30/95 at 5.50% to be
              repurchased at 10,314,725 on 7/3/95 collateralized
              by U.S. Treasury Bond 6.50% due 4/30/99 valued at
              9,556,655 and U.S. Treasury Bond 4.375% due
              8/15/96 valued at 916,490.........................     10,310,000
                                                                   ------------

    FACE
   AMOUNT    DESCRIPTION                                            VALUE (A)
--------------------------------------------------------------------------------

             U.S. GOVERNMENT
              --5.1%
 $ 2,000,000 Federal National
              Mortgage Assn.
              5.9000% 7/13/95...................................   $  1,996,067
  11,150,000 U. S. Treasury Bills
              5.5000% 7/13/95...................................     11,129,558
   4,300,000 U. S. Treasury Bills
              5.2900% 8/17/95...................................      4,270,303
                                                                   ------------
                                                                     17,395,928
                                                                   ------------
             TOTAL
              SHORT-TERM INVESTMENTS
              (Identified Cost $45,560,470).....................     45,560,470
                                                                   ------------
             Total Investments--
              101.7% (Identified
              Cost $310,727,212)................................    348,223,656
             Cash, receivables and other assets.................      8,241,676
             Liabilities........................................    (14,171,661)
                                                                   ------------
             Total Net
              Assets--100%......................................   $342,293,671
                                                                   ============

                See accompanying notes to financial statements.

FORWARD CURRENCY CONTRACTS OUTSTANDING
at June 30, 1995

                                    LOCAL                            UNREALIZED
                         DELIVERY  CURRENCY  AGGREGATE    TOTAL    APPRECIATION/
                           DATE     AMOUNT   FACE VALUE   VALUE    (DEPRECIATION)
                         -------- ---------- ---------- ---------- --------------
Swiss Franc (sold)...... 8/16/95     176,070 $  147,147 $  153,497    $ (6,350)
Swiss Franc (sold)...... 9/25/95     398,000    350,632    348,014       2,618
Deutsch Mark (sold)..... 7/12/95   2,339,375  1,701,570  1,692,066       9,504
Deutsch Mark (sold)..... 8/10/95     735,900    541,115    533,051       8,064
Deutsch Mark (sold)..... 8/16/95     953,035    661,389    690,483     (29,098)
Finnish Marka (sold).... 7/11/95   7,756,200  1,805,111  1,815,992     (10,881)
Finnish Marka (sold).... 7/12/95     259,880     60,512     60,846        (334)
Finnish Marka (sold).... 8/10/95  11,199,000  2,664,122  2,621,981      42,141
Finnish Marka (sold).... 8/16/95   3,744,891    848,947    876,772     (27,825)
Finnish Marka (sold).... 9/26/95   2,024,000    474,538    473,774         764
French Franc (sold)..... 9/25/95   1,816,000    371,363    373,500      (2,137)
British Pounds (sold)... 8/29/95     597,000    938,585    948,402      (9,817)
British Pounds (sold)... 9/25/95     697,000  1,118,401  1,106,512      11,889
Japanese Yen (sold)..... 7/21/95  20,404,000    256,254    241,457      14,797
Swedish Krona (sold).... 7/11/95   9,571,300  1,291,761  1,315,171     (23,410)
Swedish Krona (sold).... 7/12/95  10,800,000  1,465,898  1,483,883     (17,985)
Swedish Krona (sold).... 7/25/95  15,130,652  2,024,655  2,076,704     (52,049)
Swedish Krona (sold).... 7/31/95   6,423,578    874,468    881,216      (6,748)
Swedish Krona (sold).... 9/25/95     156,000     21,394     21,293         101
                                                                      --------
                                                                      $(96,756)
                                                                      ========

(a) See Note 1a.
(b) Federal Tax Information: At June 30, 1995 the net unrealized appreciation on investments based on cost of $310,727,212 for federal income tax pur-poses was as follows:

 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.................  $42,895,232
 Aggregate gross unrealized depreciation for all investments in
 which there is an excess of tax cost over value.................   (5,398,788)
                                                                   -----------
 Net unrealized appreciation.....................................  $37,496,444
                                                                   ===========

    At December 31, 1994, the fund had a capital loss carryforward of approximately $1,302,000 which ex-pires December 31, 2002. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) Including deposits in foreign denominated currencies with a value of $33,866 and a cost of $33,551.
(f) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
June 30, 1995
(unaudited)

ASSETS
 Investments at value...............................              $348,223,656
 Cash...............................................                    80,323
 Foreign Cash at value (cost $33,551)...............                    33,866
 Receivable for:
  Fund shares sold..................................                 2,610,013
  Securities sold...................................                 5,225,131
  Accrued dividends and Interest....................                   150,003
  Foreign withholding taxes.........................                     9,885
 Unamortized organization expense...................                   132,455
                                                                  ------------
                                                                   356,465,332
LIABILITIES
 Payable for:
  Fund shares redeemed..............................  $   754,037
  Securities purchased..............................   12,884,489
  Open Forward Currency Contracts--net..............       96,756
  Dividends declared................................        1,209
  Foreign withholding tax...........................        5,669
 Accrued expenses:
  Management fees...................................      282,530
  Deferred trustees' fees...........................          953
  Accounting and administrative.....................        4,019
  Other expenses....................................      141,999
                                                      -----------
                                                                    14,171,661
                                                                  ------------
NET ASSETS..........................................              $342,293,671
                                                                  ============
 Net Assets consist of:
  Capital paid in...................................              $300,372,953
  Accumulated net investment loss...................                  (617,347)
  Accumulated net realized gains....................                 5,137,917
  Unrealized appreciation on investments, forward
    contacts and foreign currency...................                37,400,148
                                                                  ------------
NET ASSETS..........................................              $342,293,671
                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
  shares ($163,092,056 divided by 10,685,940 shares
  of beneficial interest)...........................                    $15.26
                                                                        ======
Offering price per share (100/94.25 of $15.26)......                    $16.19*
                                                                        ======
Net asset value and offering price of Class B shares
  ($144,824,756 divided by 9,534,499 shares of
  beneficial interest)..............................                    $15.19**
                                                                        ======
Net asset value and offering price of Class C shares
  ($32,472,842 divided by 2,137,046 shares of
  beneficial interest)..............................                    $15.20
                                                                        ======
Net asset value and offering price of Class Y shares
  ($1,904,017 divided by 124,604 shares of
  beneficial interest)..............................                    $15.28
                                                                        ======
Identified cost of investments......................              $310,727,212
                                                                  ============

 * Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of these amounts.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
Six Months Ended June 30, 1995
(unaudited)

INVESTMENT INCOME
 Dividends..........................................              $   904,219
 Interest...........................................                1,420,511
                                                                  -----------
                                                                    2,324,730
 Expenses
  Management fees................................... $ 1,342,403
  Service fees--Class A.............................     156,315
  Service and distribution fees--Class B............     521,475
  Service and distribution fees--Class C............     126,954
  Trustees' fees and expenses.......................      12,288
  Accounting and administrative.....................      26,852
  Custodian.........................................     212,819
  Transfer agent....................................     365,925
  Audit and tax services............................      20,000
  Legal.............................................      14,067
  Printing..........................................      44,152
  Registration......................................      77,406
  Amortization of organization expenses.............      16,449
  Miscellaneous.....................................       4,972
                                                     -----------
 Total expenses.....................................                2,942,077
                                                                  -----------
 Net investment loss................................                 (617,347)
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS
 Realized gain (loss) on:
  Investments--net..................................   7,033,357
  Foreign currency transactions--net................    (359,792)
                                                     -----------
  Total realized gain on investments and foreign
    currency transactions...........................   6,673,565
                                                     -----------
 Unrealized appreciation (depreciation) on:
  Investments--net..................................  32,603,195
  Foreign currency transactions--net................    (279,894)
                                                     -----------
  Total unrealized appreciation on investments,
    forward currency contracts and foreign currency
    transactions....................................  32,323,301
                                                     -----------
 Net gain on investment transactions................               38,996,866
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........              $38,379,519
                                                                  ===========

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

                                                  JULY 7, (A)
                                                    THROUGH     SIX MONTHS ENDED
                                                  DECEMBER 31,      JUNE 30,
                                                      1994            1995
                                                  ------------  ----------------
FROM OPERATIONS
 Net investment income (loss).................... $    382,549    $   (617,347)
 Net realized gain (loss) on investments.........   (1,540,733)      6,673,565
 Unrealized appreciation on investments..........    5,076,847      32,323,301
                                                  ------------    ------------
 Increase in net assets from operations..........    3,918,663      38,379,519
                                                  ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A........................................     (282,197)              0
  Class B........................................      (90,894)              0
  Class C........................................      (19,726)              0
  Class Y........................................         (748)              0
 Paid-in capital
  Class A........................................      (34,557)              0
  Class B........................................      (11,131)              0
  Class C........................................       (2,415)              0
  Class Y........................................          (92)              0
                                                  ------------    ------------
                                                     (441,760)               0
                                                  ------------    ------------
 Increase in net assets derived from capital
   share transactions............................  180,921,938     119,515,311
                                                  ------------    ------------
 Total increase in net assets....................  184,398,841     157,894,830
NET ASSETS
 Beginning of the period.........................            0     184,398,841
                                                  ------------    ------------
 End of the period............................... $184,398,841    $342,293,671
                                                  ============    ============
OVERDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the period......................... $          0    $          0
                                                  ============    ============
 End of the period............................... $          0    $   (617,347)
                                                  ============    ============

(a) Commencement of operations.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                            CLASS A                     CLASS B                     CLASS C                     CLASS Y
                            JULY 7,        SIX          JULY 7,        SIX          JULY 7,        SIX        NOVEMBER 15,
                            1994 (A)      MONTHS        1994 (A)      MONTHS        1994 (A)      MONTHS          (A)
                            THROUGH       ENDED         THROUGH       ENDED         THROUGH       ENDED         THROUGH
                          DECEMBER 31,   JUNE 30,     DECEMBER 31,   JUNE 30,     DECEMBER 31,   JUNE 30,     DECEMBER 31,
                              1994         1995           1994         1995           1994         1995           1994
                          ------------   --------     ------------   --------     ------------   --------     ------------
Net Asset Value,
  Beginning of Period...    $ 12.50      $  13.25       $ 12.50      $  13.23       $ 12.50      $ 13.24         $13.59
                            -------      --------       -------      --------       -------      -------         ------
Income From Investment
  Operations
Net Investment Income...       0.05         (0.01)         0.02         (0.05)         0.02        (0.05)          0.06
Net Realized and
  Unrealized Gain (Loss)
  on Investments........       0.75          2.02          0.73          2.01          0.74         2.01          (0.35)
                            -------      --------       -------      --------       -------      -------         ------
Total From Investment
  Operations............       0.80          2.01          0.75          1.96          0.76         1.96          (0.29)
                            -------      --------       -------      --------       -------      -------         ------
Less Distributions
Distributions From Net
  Investment Income.....      (0.05)         0.00         (0.02)         0.00         (0.02)        0.00          (0.06)
                            -------      --------       -------      --------       -------      -------         ------
Total Distributions.....      (0.05)         0.00         (0.02)         0.00         (0.02)        0.00          (0.06)
                            -------      --------       -------      --------       -------      -------         ------
Net Asset Value,
  End of Period.........    $ 13.25      $  15.26       $ 13.23      $  15.19       $ 13.24      $ 15.20         $13.24
                            =======      ========       =======      ========       =======      =======         ======
Total Return (%) (c)....        6.4          15.2           6.0          14.8           6.0         14.7           (2.1)
Ratio of Operating
  Expenses to Average
  Net Assets (%) (d)....       1.94 (b)      1.92 (b)      2.69 (b)      2.67 (b)      2.69 (b)     2.67 (b)       1.79 (b)
Ratio of Net Investment
  Income to Average Net
  Assets (%)............       1.06 (b)     (0.48)(b)      0.31 (b)     (1.23)(b)      0.31 (b)    (1.23)(b)       2.26 (b)
Portfolio Turnover
  Rate (%)..............        100           135 (b)       100           135 (b)       100          135 (b)        100
Net Assets,
  End of Period (000)...    $91,218      $163,092       $72,889      $144,825       $20,096      $32,473         $  196
                            SIX
                           MONTHS
                           ENDED
                          JUNE 30,
                            1995
                          -----------
Net Asset Value,
  Beginning of Period...   $13.24
                          -----------
Income From Investment
  Operations
Net Investment Income...    (0.01)
Net Realized and
  Unrealized Gain (Loss)
  on Investments........     2.05
                          -----------
Total From Investment
  Operations............     2.04
                          -----------
Less Distributions
Distributions From Net
  Investment Income.....     0.00
                          -----------
Total Distributions.....     0.00
                          -----------
Net Asset Value,
  End of Period.........   $15.28
                          ===========
Total Return (%) (c)....     15.4
Ratio of Operating
  Expenses to Average
  Net Assets (%) (d)....     1.66 (b)
Ratio of Net Investment
  Income to Average Net
  Assets (%)............    (0.23)(b)
Portfolio Turnover
  Rate (%)..............      135 (b)
Net Assets,
  End of Period (000)...   $1,904

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge of 5.75% maximum was not reflected in Class A total return calculations. Periods less than one year are not annualized.
(d) The Manager agreed to voluntarily reduce the management fee to an annual rate of 1.00%, and the Advisers agreed to reduce their advisory fee to the annual rate of 0.50%, until December 31, 1994. The ratio of operating expenses to average net assets for Class A, B, C, and Y without giving effect to the voluntary expense limitations would have been 1.98%, 2.75%, 2.75% and 1.90% respectively for the period ended December 31, 1994.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
June 30, 1995
(unaudited)

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class A, Class B and Class C shares on July 7, 1994. Class Y shares commenced operations November 15, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets attributable to their class, if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

June 30, 1995
(unaudited)

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities.

Reported net realized foreign exchange gains or losses arise from: sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the schedule of investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency each fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the schedule of investments under the caption "Forward Foreign Currency Contracts."

June 30, 1995
(unaudited)

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in fiscal 1994 in connection with the Fund's organization and registration, amounting to approximately $165,000 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the six months ended June 30, 1995 were $269,393,104 and $139,244,586, respectively.

Transactions in forward currency contracts for the Star Advisers Fund for the six months ended June 30, 1995 are summarized as follows:

                                                               SALES OF
                                                               CONTRACTS
                                                          ------------------
                                                            AGGREGATE FACE
                                                          VALUE OF CONTRACTS
Open at December 31, 1994................................    $ 5,222,139
Contracts opened.........................................     28,229,662
Contracts closed.........................................    (15,833,942)
                                                             -----------
Open at June 30, 1995....................................    $17,617,859
                                                             ===========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its manager, New England Investment Companies, L.P. (the "Manager") at the annual rate of 1.05% of the Fund's average daily net assets. The

June 30, 1995
(unaudited)

Manager pays the Fund's four investment advisers, Berger Associates, Inc., Founders Asset Management, Inc., Janus Capital Corporation and Loomis, Sayles & Company, L.P. (the "Advisers") at the rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that Adviser manages and 0.50% of such assets in excess of $50 million. Certain officers and directors of the Manager and Loomis, Sayles are also officers or trustees of the Fund. Loomis, Sayles is a wholly owned subsidiary of the Manager, which is a majority owned subsidiary of New England Mutual Life Insurance Company.

Fees earned by the Manager and each Adviser under the management agreement in effect during the six months ended June 30, 1995 are as follows:

 FEES EARNED
 -----------
 $  653,927  New England Investment Companies, L.P.
    169,439  Berger Associates, Inc.
    173,774  Founders Asset Management, Inc.
    178,079  Janus Capital Corporation
    167,184  Loomis, Sayles & Company, L.P.
  ----------
 $1,342,403
  ==========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of the Manager and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the six months ended June 30, 1995 these expenses amounted to $26,852 and are shown separately in the financial statements as Accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1995, the Fund paid New England Funds $269,926 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

June 30, 1995
(unaudited)

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or for the maintenance of shareholder accounts. For the six months ended June 30, 1995, the Fund paid New England Funds $156,315 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1995, the Fund paid New England Funds $130,369 and $31,739 in service fees under the Class B and Class C Plans respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1995, the Fund paid New England Funds $391,106 and $95,216 in distribution fees under the Class B and Class C Plans respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1995 amounted to $1,606,953.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis, Sayles, New England Funds, New England Investment Companies or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

    Annual Retainer              $2,400
    Meeting Fee                  $125/meeting
    Committee Meeting Fee        $75/meeting
    Committee Chairman Retainer  $125/year

June 30, 1995
(unaudited)

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARE TRANSACTIONS. At June 30, 1995 there was an unlimited number of shares of beneficial interest authorized. Divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                FOR PERIOD ENDED            SIX MONTHS
                               JULY 7, (A) THROUGH            ENDED
                                DECEMBER 31, 1994         JUNE 30, 1995
                              ----------------------  -----------------------
CLASS A                        SHARES      AMOUNT      SHARES       AMOUNT
-------                       ---------  -----------  ---------  ------------
Shares sold.................. 7,055,843  $91,678,940  4,654,980  $ 65,059,945
Shares issued in connection
  with the reinvestment of:
 Dividends from net
   investment income.........    22,963      302,422          0             0
                              ---------  -----------  ---------  ------------
                              7,078,806   91,981,362  4,654,980    65,059,945
Shares repurchased...........  (194,900)  (2,569,369)  (852,946)  (12,098,587)
                              ---------  -----------  ---------  ------------
Net increase................. 6,883,906  $89,411,993  3,802,034  $ 52,961,358
                              =========  ===========  =========  ============
                                FOR PERIOD ENDED            SIX MONTHS
                               JULY 7, (A) THROUGH            ENDED
                                DECEMBER 31, 1994         JUNE 30, 1995
                              ----------------------  -----------------------
CLASS B                        SHARES      AMOUNT      SHARES       AMOUNT
-------                       ---------  -----------  ---------  ------------
Shares sold.................. 5,594,561  $72,768,453  4,316,997  $ 60,431,880
Shares issued in connection
  with the reinvestment of:
 Dividends from net
   investment income.........     7,373       97,026          0             0
                              ---------  -----------  ---------  ------------
                              5,601,934   72,865,479  4,316,997    60,431,880
Shares repurchased...........   (93,876)  (1,217,228)  (290,556)   (4,082,296)
                              ---------  -----------  ---------  ------------
Net increase................. 5,508,058  $71,648,251  4,026,441  $ 56,349,584
                              =========  ===========  =========  ============

June 30, 1995
(unaudited)

                              FOR PERIOD ENDED              SIX MONTHS
                             JULY 7, (A) THROUGH              ENDED
                              DECEMBER 31, 1994           JUNE 30, 1995
                          --------------------------  -----------------------
CLASS C                     SHARES        AMOUNT       SHARES       AMOUNT
-------                   ------------ -------------  ---------  ------------
Shares sold..............   1,579,105  $  20,467,118    879,292  $ 12,310,533
Shares issued in
  connection with the
  reinvestment of:
 Dividends from net
   investment income.....       1,572         20,688          0             0
                          -----------  -------------  ---------  ------------
                            1,580,677     20,487,806    879,292    12,310,533
Shares repurchased.......     (62,704)      (827,121)  (260,219)   (3,648,743)
                          -----------  -------------  ---------  ------------
Net increase.............   1,517,973  $  19,660,685    619,073  $  8,661,790
                          ===========  =============  =========  ============
                              FOR PERIOD ENDED              SIX MONTHS
                          NOVEMBER 15, (A) THROUGH            ENDED
                              DECEMBER 31, 1994           JUNE 30, 1995
                          --------------------------  -----------------------
CLASS Y                     SHARES        AMOUNT       SHARES       AMOUNT
-------                   ------------ -------------  ---------  ------------
Shares sold..............      14,720  $     200,196    118,784  $  1,678,712
Shares issued in
  connection with the
  reinvestment of:
 Dividends from net
   investment income.....          64            839          0             0
                          -----------  -------------  ---------  ------------
                               14,784        201,035    118,784     1,678,712
Shares repurchased.......          (2)           (26)    (8,962)     (136,133)
                          -----------  -------------  ---------  ------------
Net increase.............      14,782  $     201,009    109,822  $  1,542,579
                          ===========  =============  =========  ============
Increase derived from
  capital shares
  transactions...........  13,924,719  $ 180,921,938  8,557,370  $119,515,311
                          ===========  =============  =========  ============

(a)Commencement of Operations.

As a New England Funds stock fund shareholder, it's important that you're kept up-to-date on all changes to the stock funds prospectus. Since there's been a change in management for New England Star Advisers Fund, we've included a copy of the supplement to the prospectus below.

                           NEW ENGLAND FUNDS TRUST I

                         NEW ENGLAND STAR ADVISERS FUND

                         Supplement dated July 13, 1995
                  to New England Star Advisers Fund Prospectus
                               dated May 1, 1995
                  and New England Stock Funds Prospectus dated
                                  May 1, 1995

The following information reflects changes in the investment management and policies of the Loomis, Sayles & Company, L.P. ("Loomis Sayles") segment of New England Star Advisers Fund (the "Fund"):

[_] Jeffrey C. Petherick, Vice President of Loomis Sayles and New England
    Funds Trust I, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the segment of the Fund that is allocated to Loomis Sayles. Mr. Petherick has co-managed the Loomis Sayles segment of the Fund since the Fund's inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Loomis Sayles segment of the Fund since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

[_] Loomis Sayles manages its segment of the portfolio by investing primarily in stocks of small cap companies with good earnings growth potential, that Loomis Sayles believes are undervalued by the market. Typically, such companies range in size from $100 million to $500 million in market capitalization, have better than average growth rates at below average price/earnings ratios and have strong balance sheets and cash flow. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

--------------------------------------------------------------------------------
New England Star Advisers Fund
--------------------------------------------------------------------------------

                                  Stock Funds
                           International Equity Fund
                                  Growth Fund
                              Star Advisers Fund
                              Capital Growth Fund
                                  Value Fund
                           Growth Opportunities Fund
                                 Balanced Fund

                                  Bond Funds
                               High Income Fund
                             Strategic Income Fund
                          Government Securities Fund
                               Bond Income Fund
                       Limited Term U.S. Government Fund
                     Adjustable Rate U.S. Government Fund

                               Tax Exempt Funds
                            Tax Exempt Income Fund
                      Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                              Money Market Funds
                             Cash Management Trust
                           -- Money Market Series
                           -- U.S. Government Series
                         Tax Exempt Money Market Trust

                  To learn more, and for a free prospectus,
                    contact your financial representative.

                            New England Funds, L.P.
                              399 Boylston Street
                               Boston, MA  02116
                            Toll Free  800-225-5478

  This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

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   Where The Best Minds Meet


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